UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05308

Perritt MicroCap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gerald W. Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2009

Date of reporting period:  October 31, 2009

Item 1. Reports to Stockholders.

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $500 million. The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management and possess modest price-to-sales ratios and price-to- earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $300 million. The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

From the Desk of Doctor Gerald W. Perritt It Is Different This Time

I’m getting a bit tired of hearing financial pundits compare the economic meltdown of 2007-2009 with the Great Depression.  Yes, both followed economic bubbles.  Yes, both were accompanied by surging unemployment rates.  Yes, both were preceded by a stock market meltdown.  Yes, both were accompanied by a soaring number of bank failures.  However, the severity of the current economic crisis pales in comparison to that of the 1930s.  Here are but a few comparative economic statistics.

During the depths of the Great Depression in 1932, one out of every four Americans was unemployed. Today, just over one of ten is unemployed.  By 1932, manufacturing output had fallen to 54 percent of its 1929 level.  Between 1929 and 1933, real output decreased by 30 percent versus a 7.5 percent decline in real Gross Domestic Product between November 2007 and June 2009.  (The preliminary estimate of GDP growth for this year’s third quarter recently came in at 3.5 percent, which just about cut the recession’s real output decline in half.)  During the current recession, 133 banks have failed and some economists estimate that the number will reach nearly 800 before banking stability is finally restored.  However, by 1932, 11,000 of the nation’s 25,000 banks failed.  Furthermore, there was no FDIC around in the 1930s to protect bank depositors.  When a bank closed back then, a depositor’s money simply disappeared.

That brings me to the most striking differences between the Great Depression and today’s economic recession. During the Great Depression, the nation’s central bank actions and inactions increased both the magnitude of the decline in economic activity and forestalled the economy’s ultimate recovery.

In their now-classic book, A Monetary History of the United States, Milton Friedman and Anna Schwartz identified four major errors made by monetary policy-makers during the period shortly before the great stock market crash of 1929 and during the economic collapse that followed.  First, the Fed raised interest rates between the spring of 1928 and October 1929 to curb speculative uses of credit, especially in real estate and the stock market.  Second, in September and October 1931, the Fed once again raised interest rates to stop the loss of gold reserves (remember, the U.S. and many other countries were on the gold standard at that time) and protect the value of the dollar.  Although that tactic stabilized the dollar, it also deepened the economic decline.  Third, with nominal interest rates near zero, the Fed mistakenly believed that it was following an easy money course and that no more should be done. Finally, the Fed decided not to intervene in the banking crisis, which once again contributed to the precipitous fall in the money supply.

Economic historians have recently identified additional factors that contributed to the economic decline that plagued most industrial nations during the 1930s.  The gold standard as reconstituted after the end of World War I proved to be both unstable and destabilizing for two reasons.  The war caused enormous economic destruction, large government debts, battered banking systems and hyperinflation in a number of countries. Second, the Bank of England could no longer maintain its leadership among other central bankers to manage the international monetary system.  That job, by default,  was left up to the Fed.  Given the Fed’s decentralized structure, inexperience, and domestically focused leadership, it was not up to the task of fostering international cooperation on monetary matters.  As a result, the overall stability of the international system was ignored as central bankers focused instead on conditions within their own borders.

The actions taken by the U.S. Federal Reserve, the U.S. Treasury, and the central bankers around the world during the current financial and economic crisis are far different than those taken nearly eight decades ago.  First, and foremost, central banks around the world have adopted easy money policies.  They have literally flooded the world with money.  Second, without the noose of the gold standard hanging around their necks, central banks have cooperated in an attempt to stabilize the world financial system.  This is in complete contrast to the myopic views of central bankers during the 1930s.  Finally, most industrialized nations have used fiscal policies to stimulate their local economies.

Today’s economic backdrop is much different than it was 75 years ago.  Because of the experience of the 1930s, a number of government agencies and programs have been created including: social security, unemployment insurance, federal deposit insurance, and the establishment of the Securities and Exchange Commission.

Although the fiscal and monetary actions taken by governments worldwide do not assure a quick resolution to the financial and economic problems facing industrialized nations, the mistakes made during the Great Depression have been avoided this time around.  Make no mistake about it, the effects of the financial crisis in the United States and elsewhere are still lingering.

Here at home nearly 20 million people are out of work. The nation’s unemployment rate is hovering just above 10 percent.  A large number of American families will lose their homes in the months ahead and hundreds of banks will disappear during the next 12 months. Because of a large and growing federal budget deficit, the U.S. dollar will likely continue to decline against most of the world’s major currencies.  Finally, the Federal Reserve and the U.S. Treasury may eventually be forced to walk a tightrope while reining in the nation’s money supply once the crisis has passed.  Tighten too fast and the economy could slip back into a recession. Tighten too slowly and a growing economy awash in money could ignite an inflationary spiral.

The most dangerous phrase ever muttered on Wall Street is “It’s different this time.”  Pundits have dodged this phrase and have replaced it with “a new normal.” The new normal has been used to describe an economy marked by higher joblessness and lower standards of living for many Americans, an economy that struggles with anemic growth for years, an economic and social landscape painted in constant change, and a stock market that produces long-term annual returns closer to 5 percent than to the long run 10 percent it has experienced for more than a century.

In a recent editorial, the St. Louis Post-Dispatch opined: “Something is terribly wrong if the new normal means accepting 10,000 Americans a day losing their homes or one out of ten Americans being out of work or the possibility that as many as half of the 7.2 million Americans who have lost their jobs in the recession never will find steady work.”  I whole heartedly agree!

I also agree that “things are different” this time around. The investment landscape is much different than it was during the Great Depression.  It is also much changed from the early 1970s, which (up to now) was the most serious economic setback during my lifetime.  In the early 1970s, for example, investors could choose among 400 mutual funds.  Today, they can choose among thousands.  They can invest in exchange traded funds (ETFs) and they can invest in international stock and bond funds, emerging markets funds, industry sector funds, funds that invest in single countries or economic regions, and investment grade and high yield bond funds.  Investors can even invest in ETFs whose share price rises when the stock market declines.

Thanks to low cost personal computers and the internet, investors have access to the latest breaking economic and financial news.  They can also access investment markets around the world where globally listed securities virtually trade nearly every hour of every business day.  With the mere touch of a button or click of a mouse, investors can access investment tools that were unimaginable to the most sophisticated investors 40 years ago.

Dr. Perritt received a
doctorate in finance
and economics from
the University of
Kentucky in 1974.
He has taught
courses in investments
and finance at a
number of colleges and
universities and has
authored several books
on investing.
Dr. Gerald W. Perritt
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Michael Corbett.

Even though the global economic and financial landscape is quite different than it was during the Great Depression, I believe that the resourcefulness, productive capacity, innovativeness of Americans and their ability to face and solve problems is undiminished. Although I don’t believe that the current economic malaise will disappear overnight, I also don’t believe that America and its citizens will continue to suffer for decades to come.  Call me optimistic if you will, but I believe that the American dream is still alive.  I believe the economy will recover, Americans will be called back to work, standards of living will begin to rise, the financial markets will deliver solid long-term returns, and the host of social and economic problems facing us today will eventually be resolved for the better.  To me, the “new normal” is the “old normal” that Americans have been experiencing since 1776.

Gerald W. Perritt

Past performance is not a guarantee of future results.

Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Perritt Capital Management, Inc.

President’s Message

T he Perritt MicroCap Opportunities Fund posted a 24.56 percent gain during the past fiscal year ended October 31, 2009, which compares favorably to the 6.46 percent gain for the benchmark Russell 2000 Index. As a fellow shareholder, I am very pleased with our recent results. However, our focus has always been on long-run performance, particularly over a full market cycle. While 2008 was disappointing to us and 2009 has been rewarding, we view a full market cycle to be much longer than a few years. One and three-year time periods rarely offer a clear insight into up cycles and down cycles. In our opinion, rolling five-year, 10-year and 15-year returns are better periods to evaluate full market cycle performance. Please review the Fund’s long-term performance results on page six.

The Fund significantly outperformed its benchmark during the past year for a few reasons. First, seven companies received buyout offers during the past year: Candela, D& E
Communications, Meadow Valley, Infocus, ICT Group, NATCO Group and Vignette. Each of these buyout offers were at substantial premiums to recent prices. In fact, all the offers were well in excess of 100 percent from the prices at the beginning of the fiscal year. Another reason for the superior performance relative to the benchmark was due to us taking advantage of the extreme low valuations we saw in the microcap space earlier in the year. We took this opportunity to add to some of our positions. One example of this was BioScrip (BIOS). This health care company acts as a middle man between pharmacies to provide services that help consumers get less expensive prices for the prescriptions they need. In March 2009, there was one particular seller with a significant position in the stock that they needed to sell because they were receiving redemption requests. We took advantage of this opportunity by taking a significant portion of the shares when the stock was trading at less than $2 per share. The stock has since rebounded to more than $6 per share and the company’s stock is currently the Fund’s largest equity holding.

Michael Corbett President Perritt MicroCap Opportunities Fund

Many investors have pointed out that the stock market rally since the lows in earlier 2009 has been strongest among the so-called low quality stocks. Low quality stocks are typically defined as companies with stock prices below $5 per share, which is a range that includes the majority of small company stocks. We prefer to define low quality stocks as companies with poor business fundamentals and poor capital structures. It is generally true that many lower priced stocks have been among the best performing investments since the bear market low. However, we disagree with the perception that low price equals low quality. There are many low-priced, small companies in the Fund’s portfolio that we believe meet the definition of a high quality investment: primarily well-run businesses with low debt and solid balance sheets. In fact, the average company in our Fund has only 2 percent of assets in debt versus a 10 percent level for the Russell 2000 Index and a 20 percent level for the S&P 500 Index, a large company index.

As of October 31, 2009, the Fund’s portfolio contained the common stocks of 129 companies, 21 of which were added during the past year. The Fund’s 10 largest holdings and detailed descriptions can be found on page seven of this report. Based on our earnings estimate, the Fund’s portfolio is trading at approximately 17 times 2009 earnings and slightly more than 14 times 2010 earnings estimate. Stocks in the portfolio are priced at 0.8 times average revenue and the median market capitalization is approximately $163 million. Finally, the average stock in the Fund is trading at slightly more than 1.1 times book value.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  After 10 years as the President of the Fund and nearly 20 years with Perritt Capital Management, I maintain an unshakeable belief in long term investing and the value of active management within the microcap segment of the market. If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittmutualfunds.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Opinions expressed are those of Mr. Corbett and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Dr. Gerald W.
Perritt.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

You cannot invest directly in an index.

Price-to-Sales: Current market cap divided by total revenues.

Price-to-Earnings: Current share price divided by trailing twelve-month earnings.

Price-to-Tangible Book Value: Current market cap divided by book value after excluding good will.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	October 31, 2009

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. Equity Market Capitalization. The MSCI® U.S. MicroCap Index had an inception date of June 2, 2003. The Russell MicroCap® Index had an inception date of August 12, 2005.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended October 31, 2009
	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years
Perritt MicroCap Opportunities Fund	24.56%	12.71%	225.32%	350.73%
Russell 2000® Index	6.46%	2.99%	49.53%	170.25%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	21.37%	-0.60%	N/A	N/A
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	5.06%	-12.19%	N/A	N/A
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2009
	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years
Perritt MicroCap Opportunities Fund	24.56%	2.42%	12.51%	10.55%
Russell 2000® Index	6.46%	0.59%	4.11%	6.85%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	21.37%	-0.12%	N/A	N/A
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	5.06%	-2.57%	N/A	N/A
(reflects no deduction for fees and expenses)

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings (Unaudited)

BioScrip, Inc. (BIOS) is a specialty pharmaceutical health-care organization.  It operates through two segments, Specialty Pharmaceutical Services and Pharmacy Benefit Management Services.  As of September 30, 2009 it owned and operated 39 specialty pharmacies comprising community, mail order, and infusion pharmacies.

Star Gas Partners, L.P. (SGU) operates as a home heating oil distributor and services provider in the United States. It provides its services to residential and commercial customers to heat their homes and buildings.

Health Grades, Inc. (HGRD) provides proprietary objective healthcare provider ratings and advisory services. Its ratings address hospitals, nursing homes, and home health agencies. The company offers healthcare information, including information relating to quality of service, as well as profile information on physicians that enables clients to measure, assess, enhance, and market health-care quality.

Flanders Corp. (FLDR) manufactures environmental filtration systems for controlling contaminants in residences and commercial office buildings. Its products include residential heating and air conditioning filters, and industrial specialty filters for various industries, including paint facilities, automobile factories, chemical treatment plants, mushroom farms, coal mines, oil refineries, and power plants.

Sport Supply Group, Inc. (RBI) manufacturers, markets, and distributes sporting goods equipment, physical education equipment, and recreational and leisure products, as well as markets and distributes soft good athletic apparel and footwear products primarily to the institutional market in the United States.

Rentrak Corp. (RENT) delivers content performance data for various entertainment platforms and media technologies, including television, theatrical, home entertainment, mobile, and broadband video in the United States and Canada.

John B. Sanfilippo & Son, Inc. (JBSS) engages in processing and marketing tree nuts and peanuts in the United States. The company provides raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts.  It offers its nut products under various private labels, as well as under the Fisher, Flavor Tree, Sunshine Country, and Texas Pride brand names.

Michael Baker Corp. (BKR) provides comprehensive professional services for its clients that span the complete life cycle of infrastructure and managed asset projects, including: planning, design, construction services, operations, maintenance, and asset renewal. The firm's primary service lines are focused on aviation, environmental facilities, federal, geospatial information technologies, pipelines, telecommunications, transportation, and water/waste-water markets.

Rimage Corp. (RIMG) engages in the development, manufacture, and marketing of high-performance digital publishing systems that are used by businesses to produce recordable CD, DVD, and blue laser discs with customized digital content on an on-demand basis.

Oplink Communications, Inc. (OPLK) designs, manufactures, and sells optical networking components and subsystems worldwide. The company offers its services for optical networking components and subsystems that expand optical bandwidth, amplify optical signals, monitor and protect wavelength performance, redirect light signals, and provide signal transmission and reception within an optical network.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments(Unaudited)	October 31, 2009

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2009

		Fair
Shares	COMMON STOCKS – 85.56%	Value

Auto Parts & Equipment - 1.67%
271,200	Midas Group, Inc. (a)	$2,185,872
489,781	SORL Auto Parts, Inc. (a)	3,100,314
		5,286,186
Building Materials - 1.62%
327,700	Comfort Systems USA, Inc.	3,571,930
232,000	MFRI, Inc. (a)	1,559,040
		5,130,970
Business Services - 6.34%
261,400	Barrett Business Services, Inc.	3,032,240
97,000	Exponent, Inc. (a)	2,522,970
410,600	GP Strategies Corporation (a)	2,890,624
328,800	Hill International, Inc. (a)	2,209,536
84,300	Innodata Isogen, Inc. (a)	546,264
316,635	RCM Technologies, Inc. (a)	718,761
270,200	Rentrak Corporation (a)	4,152,974
287,100	Tier Technologies, Inc. (a)	2,348,478
179,558	Virtusa Corp. (a)	1,612,431
		20,034,278
Chemicals & Related Products - 2.72%
355,000	Aceto Corporation	1,966,700
191,000	KMG Chemicals, Inc.	2,349,300
364,707	Omnova Solutions, Inc. (a)	2,337,772
328,900	Penford Corporation	1,940,510
		8,594,282
Computers & Electronics - 3.10%
211,496	Astro-med, Inc.	1,311,275
262,185	CyberOptics Corporation (a)	1,580,976
370,000	GSI Group, Inc. (a)	300,255
468,515	PC-TEL, Inc. (a)	2,745,498
209,350	Rimage Corporation (a)	3,852,040
		9,790,044
Construction & Engineering - 1.02%
310,000	Furmanite Corporation (a)	1,109,800
130,981	Sterling Construction Company, Inc. (a)	2,112,724
		3,222,524
Consumer Products - Distributing - 0.31%
1,617,700	China 3C Group (a)	971,914

Consumer Products - Manufacturing - 5.43%
252,608	Flexsteel Industries, Inc.	2,038,547
717,600	Furniture Brands International, Inc.	3,049,800
409,037	Kimball International, Inc.	3,067,777
65,000	Measurement Specialties, Inc. (a)	501,150
34,000	The Middleby Corporation (a)	1,540,540
37,212	Orchids Paper Products (a)	666,095
150,000	Perry Ellis International, Inc. (a)	2,050,500
101,000	Steinway Musical Instruments, Inc. (a)	1,183,720
148,250	Universal Electronics, Inc. (a)	3,053,950
		17,152,079

Consumer Services - 0.76%
525,000	Stewart Enterprises, Inc. - Class A	2,404,500

Electronic Equipment & Instruments - 1.64%
250,000	Methode Electronics, Inc.	1,812,500
353,000	Nam Tai Electronics, Inc.	1,959,150
205,000	Zygo Corp. (a)	1,416,550
		5,188,200
Energy & Related Services - 2.70%
110,000	Michael Baker Corporation (a)	3,927,000
354,545	Mitcham Industries, Inc. (a)	2,570,451
466,983	TGC Industries, Inc. (a)	2,031,376
		8,528,827
Energy Equipment & Services - 3.09%
257,911	Matrix Service Co. (a)	2,287,671
150,000	PHI, Inc. (a)	2,577,000
107,462	T-3 Energy Services, Inc. (a)	2,151,389
88,500	Tesco Corp. (a)	768,180
150,000	Willbros Group, Inc. (a)	1,971,000
		9,755,240
Environmental Services - 1.49%
1,500,000	Perma-fix Environmental Services, Inc. (a).	3,540,000
300,000	Versar, Inc. (a)	1,152,000
		4,692,000

Financial Services - 2.65%
300,000	Boston Private Financial Holdings, Inc.	1,785,000
235,023	Nicholas Financial, Inc. (a)	1,645,161
506,941	Sanders Morris Harris Group, Inc.	2,945,327
260,000	Tradestation Group, Inc. (a)	2,007,200
		8,382,688
Food - 2.99%
100,000	Cal-Maine Foods, Inc.	2,715,000
296,698	John B. Sanfilippo & Son, Inc. (a)	4,070,697
635,000	Omega Protein Corp. (a)	2,641,600
		9,427,297
Health Care Providers & Services - 2.70%
1,150,000	Health Grades, Inc. (a)	4,991,000
275,400	Virtual Radiologic Corporation (a)	3,538,890
		8,529,890
Insurance - 0.11%
366,800	CRM Holdings Ltd. (a)	348,460

Leisure - 0.54%
590,503	Century Casinos, Inc. (a)	1,694,744

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2009

Medical Supplies & Services - 7.65%
46,000	Albany Molecular Research, Inc. (a)	374,440
251,830	Allied Healthcare Products, Inc. (a)	1,377,510
850,000	BioScrip, Inc. (a)	6,409,000
113,900	Cutera, Inc. (a)	1,026,239
450,000	Five Star Quality Care, Inc. (a)	1,552,500
1,146,197	HealthTronics, Inc. (a)	2,624,791
412,000	Home Diagnostics, Inc. (a)	2,575,000
2,064,000	Hooper Holmes, Inc. (a)	1,548,000
163,050	National Dentex Corporation (a)	1,304,400
243,131	Psychemedics Corporation	1,315,339
460,600	Questcor Pharmaceuticals, Inc. (a)	2,091,124
250,000	VIVUS, Inc. (a)	1,975,000
		24,173,343
Military Equipment - 0.45%
319,800	Force Protection, Inc. (a)	1,407,120

Minerals & Resources - 2.97%
230,257	Allied Nevada Gold Corp. (a)	2,198,954
165,500	Castle AM & Co.	1,865,185
544,000	Fronteer Development Group, Inc. (a)	2,034,560
372,300	NovaGold Resources, Inc. (a)	1,600,890
635,200	Polymet Mining Corp. (a)	1,676,928
		9,376,517
Oil & Gas - 8.72%
540,000	Allis-Chalmers Energy, Inc. (a)	1,879,200
275,200	Brigham Exploration Company (a)	2,614,400
383,987	CE Franklin Ltd. (a)	2,303,922
925,000	Gasco Energy, Inc. (a)	555,000
470,100	Gulfport Energy Corp. (a)	3,586,863
1,250,000	Meridian Resource Corp. (a)	400,000
1,150,000	Newpark Resources, Inc. (a)	3,461,500
1,450,000	Star Gas Partners LP	5,655,000
22,267	Tengasco, Inc. (a)	11,133
395,200	TransGlobe Energy Corporation (a)	1,501,760
450,000	Union Drilling, Inc. (a)	3,438,000
500,000	VAALCO Energy, Inc.	2,130,000
		27,536,778
Real Estate - 0.26%
31,000	Tejon Ranch Co. (a)	807,860

Retail - 2.61%
383,112	PC Mall, Inc. (a)	2,716,264
117,477	Rush Enterprises, Inc. (a)	1,074,915
429,931	Sport Supply Group, Inc.	4,436,888
		8,228,067
Semiconductor Related Products - 2.68%
272,500	Actel Corporation (a)	3,248,200
400,000	Anadigics, Inc. (a)	1,284,000
725,029	FSI International, Inc. (a)	841,034
210,660	Rudolph Technologies, Inc. (a)	1,335,584
170,000	Techwell, Inc. (a)	1,764,600
		8,473,418

Software - 3.90%
536,829	American Software, Inc. - Class A	3,489,389
68,045	ATC Technology Corp. (a)	1,422,140
491,000	Cryptologic Limited	1,929,630
1,081,194	iPass, Inc. (a)	1,405,552
325,000	Smith Micro Software, Inc. (a)	2,951,000
185,600	Vasco Data Security International, Inc. (a) .	1,128,448
		12,326,159
Specialty Manufacturing - 6.58%
70,000	AEP Industries, Inc. (a)	2,441,600
144,000	Columbus McKinnon Corp. (a)	2,383,200
47,660	Courier Corp.	706,798
888,274	Flanders Corporation (a)	4,476,901
250,000	IMAX Corporation (a)	2,575,000
522,824	North American Galvanizing
	& Coatings, Inc. (a)	2,624,576
120,000	Northern Technologies
	International Corp. (a)	930,000
50,000	Northwest Pipe Company (a)	1,505,000
120,000	Oyo Geospace Corp. (a)	3,150,000
		20,793,075
Telecommunications - 5.62%
300,000	Cogo Group, Inc. (a)	1,683,000
100,000	Digi International, Inc. (a)	795,000
486,200	Gilat Satellite Networks Ltd. (a)	2,183,038
344,200	Globecomm Systems, Inc. (a)	2,326,792
500,000	Harmonic, Inc. (a)	2,625,000
250,000	Oplink Communications, Inc. (a)	3,707,500
350,000	Radvision Ltd. (a)	2,159,500
230,500	SeaChange International, Inc. (a)	1,560,485
1,316,200	The Management Network Group, Inc. (a).	723,910
		17,764,225
Transportation - 2.62%
370,000	Grupo TMM S.A.B. ADR (a)	1,368,999
600,010	Star Bulk Carriers Corp.	1,830,030
315,000	StealthGas, Inc.	2,022,300
164,700	USA Truck, Inc. (a)	1,849,581
139,070	Vitran Corporation, Inc. (a)	1,190,439
		8,261,349
Waste Management - 0.62%
300,000	Waste Services, Inc. (a)	1,968,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments Continued	October 31, 2009

	TOTAL COMMON STOCKS
	(Cost $323,751,281)	$270,250,034

Shares	REAL ESTATE INVESTMENT TRUST - 0.85%	Value
395,000	Monmouth Real Estate
	Investment Corp. - Class A	$2,682,050

	TOTAL REAL ESTATE INVESTMENT TRUST
	(Cost $2,872,745)	$2,682,050

Contracts	WARRANTS - 0.00%	Value
598	Lantronix Warrants
	Expiration: 02/09/2011,
	Exercise Price: $0.85 (b)	$0
	TOTAL WARRANTS
	(Cost $0)	$0

	Total Investments
	(Cost $326,624,026) - 86.41%	$272,932,084

	Other Assets in Excess
	of Liabilities - 13.59%	42,932,528

	TOTAL NET ASSETS - 100.00%	$315,864,612

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
(a) Non-income producing security.
(b) The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $0.00 or 0.00% of the Fund’s net assets.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Year Ended October 31, 2009
Investment Income:
Dividend income	$2,960,169
Interest income	33
Other income	95
Total investment income	2,960,297
Expenses:
Investment advisory fee	2,402,142
Shareholder servicing	570,636
Printing & mailing fees	81,047
Administration fee	106,829
Directors’ fees & expenses	46,641
Federal & state registration fees	49,103
Fund accounting expenses	56,729
Legal fees	19,865
Payroll expense **	30,002
Custodian fees	17,647
Audit fees	17,065
Other expense	6,742
Total expenses	3,404,448
Net investment loss	(444,151)
Realized and Unrealized Gain(Loss) on Investments:
Realized loss on investments	(13,575,144)
Change in unrealized appreciation on investments	70,826,550
Net realized and unrealized gain on investments	57,251,406
Net Increase in Net Assets Resulting from Operations	$56,807,255
** Chief Compliance Officer compensation
The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights
For a Fund share outstanding throughout the period
			For the Years Ended October 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$15.92		$34.24		$32.32		$29.75		$24.46
Income (loss) from investment operations:
Net investment loss	(0.03	) 2	(0.13	) 2	(0.10	) 2	(0.03	)2	(0.16	)2
Net realized and unrealized gain(loss) on investments	3.94		(13.43)		5.06		4.05		6.04
Total from investment operations	3.91		(13.56)		4.96		4.02		5.88
Less dividends and distributions:
Distributions from net realized gains	-		(4.77)		(3.05)		(1.46)		(0.60)
Total dividend and distributions	-		(4.77)		(3.05)		(1.46)		(0.60)
Redemption fees	-	2,3	0.01	2	0.01	2	0.01	2	0.01	2
Net asset value, end of period	$19.83		$15.92		$34.24		$32.32		$29.75
Total return1	24.56%		(45.32%)		16.64%		14.04%		24.41%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$315,865		$234,350		$569,856		$492,582		$424,466
Ratio of net expenses to average net assets:	1.42%		1.37%		1.27%		1.29%		1.29%
Ratio of net investment loss to average net assets:	(0.18%)		(0.56%)		(0.30%)		(0.11%)		(0.59%)
Portfolio turnover rate	25.4%		26.7%		28.5%		26.1%		24.1%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net Investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment loss	$(444,151)	$(2,304,214)
Net realized loss on investments	(13,575,144)	(14,632,059)
Net increase (decrease) in unrealized appreciation on investments	70,826,550	(210,074,006)
Net increase (decrease) in net assets resulting from operations	56,807,255	(227,010,279)
Dividends and Distributions to Shareholders:
Net realized gains	-	(78,958,825)
Total dividends and distributions	-	(78,958,825)
Capital Share Transactions:
Proceeds from shares issued
(6,944,865 and 5,016,908 shares, respectively)	111,825,922	122,051,128
Cost of shares redeemed
(5,741,975 and 9,546,763 shares, respectively)	(87,156,374)	(222,583,066)
Reinvestment of distributions
(0 and 2,610,420 shares, respectively)	-	70,742,442
Redemption fees	37,960	252,829
Net increase (decrease) in net assets from capital share transactions	24,707,508	(29,536,667)
Total Increase (Decrease) in Net Assets	81,514,763	(335,505,771)
Net Assets
Beginning of the Period	234,349,849	569,855,620
End of the Period (including accumulated undistributed net
investment income(loss) of $264,645 and ($2,304,214), respectively)	$315,864,612	$234,349,849

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities
October 31, 2009
Assets:
Investments at fair value (cost $326,624,026)	$272,932,084
Cash	45,884,662
Receivable for investments sold	1,720,256
Receivable for fund shares issued	151,861
Prepaid expenses	9,846
Total Assets	320,698,709
Liabilities:
Payable for investments purchased	3,689,513
Payable for fund shares redeemed	711,863
Payable to Advisor	283,975
Accrued expenses and other liabilities	148,746
Total Liabilities	4,834,097
Net Assets	$315,864,612
Net Assets Consist of:
Capital stock	$397,423,692
Accumulated net investment loss	264,645
Accumulated undistributed net realized loss on investments sold	(28,131,783)
Net unrealized depreciation on investments	(53,691,942)
Total Net Assets	$315,864,612

Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	15,925,252
Net asset value per share.	$19.83

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

October 31, 2009

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s investment advisor under procedures established by and under the supervision of the Board of Directors of the Fund.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through December 18, 2009, the date the financial statements were issued.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally  accepted in the United States of America. The Fund has reclassified its investment loss for the year ended October 31, 2009 by increasing accumulated net investment income and accumulated net realized losses by $3,013,008 and $3,309,525 respectively, and decreasing capital stock by $6,322,533.

g.
As of and during the year ended October 31, 2009, theFund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2005.

2.	Security Valuation
Financial Accounting Standards Board (“FASB”) accounting standards codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

●  Level 1 - Quoted prices in active markets for identical securities.
●  Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
●  Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2009:

Description	Level	Level	Level	Total
	1	2	3
Investments in Securities
Common Stocks
Consumer
Discretionary	$31,926,808	$-	$-	$31,926,808
Consumer Staples	10,093,391	-	-	10,093,391
Energy	42,780,144	-	-	42,780,144
Financial	9,539,008	-	-	9,539,008
Health Care	32,703,233	-	-	32,703,233
Industrials	57,360,343	-	-	57,360,343
Information
Technology	60,816,407	-	-	60,816,407
Materials	19,375,700	-	-	19,375,700
Utilities	5,655,000	-	-	5,655,000
Total Common Stocks	270,250,034	-	-	270,250,034
Real Estate
Investment Trusts	2,682,050	-	-	2,682,050
Total Investments
in Securities	$272,932,084	$-	$-	$272,932,084

Perritt MicroCap Opportunities Fund

3.	Investment Advisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily average net assets of the Fund.  At October 31, 2009, the Fund had fees due to PCM of $283,975. For the year ended October 31, 2009, the Fund incurred advisory fees of $2,402,142 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2009 were as follows:

Purchases					Sales
U.S. Government		Other	U.S. Government			Other
$	_	$56,811,909	$	_		$71,379,163

5.	Federal Income Tax Matters

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$326,389,972
Gross tax unrealized appreciation	$46,279,597
Gross tax unrealized depreciation	(99,737,485)
Net tax unrealized depreciation
on investment	(53,457,888)
Distributable ordinary income	-
Distributable long-term capital gains	-
Total distributable earnings	-
Other accumulated losses	(28,101,192)
Total accumulated losses	(81,559,080)

The difference between book and tax basis distributable earnings are primarily related to the classification of distributions from real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”), the recognition of income from passive foreign investment companies (“PFICs”), and the deferral of losses on wash sales.

The tax composition of distributions paid during the years ended October 31, 2009 and 2008 were as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$ -	$4,948,328
Long Term Capital Gain	-	74,010,663

As of October 31, 2009, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2016	$14,599,793
October 31, 2017	13,501,399

6.	Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7.	Line of Credit Arrangement
The Perritt MicroCap Opportunities Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2009, under which the Fund may borrow up to the lessor of $8,250,000, 5% of the net assets of the Fund, 5% of the market value of the assets of the Fund, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2008 to October 31, 2009, the Fund had average borrowings of $1,040,268 and the weighted average interest rate on the line of credit borrowings was 3.75%. At October 31, 2009, the Fund had no outstanding borrowings on the line of credit.

8.	Redemption Fee
The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

9.	Emerging Markets Risk
Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Directors Perritt MicroCap Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Perritt MicroCap Opportunities Fund (the “Fund”), a series of Perritt MicroCap Opportunities Fund, Inc., as of October 31, 2009, and the related statement of operations, changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights and financial statements for the periods indicated prior to October 31, 2009, were audited by other auditors, who expressed unqualified opinions on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 18, 2009

Perritt MicroCap Opportunities Fund

Expense Example (Unaudited)

October 31, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 - October 31, 2009).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/09	10/31/09	5/1/09 – 10/31/091

Actual	$1,000.00	$1,264.70	$7.25
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.46

1  Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

President’s Message By Michael Corbett, President

 T he Perritt Emerging Opportunities Fund posted a 26.79 percent return during the fiscal year ended October 31, 2009, which compares favorably to the MSCI MicroCap Index return of 21.37 percent.  The Fund and its benchmark performance results can be viewed on page 19.

We have decided to include the Russell Microcap Index in our performance results for several reasons.  First, several institutional clients have expressed interest in this index product as a viable comparison for performance within the microcap segment.  Second, Russell Investments does an exceptional job in providing useful data for attribution analysis of our Fund’s performance.  When evaluating historic performance, it is very important to evaluate the Fund relative to a benchmark, which includes analysis of individual holdings and sector weights.

As can be seen, the performance and characteristics of large stock and small stock indexes are generally consistent.  However, the microcap stock indexes are very different, particularly in short-term performance.  The most significant difference between the two microcap indexes is the number of holdings.  The Russell Microcap Index includes 2000 names while the MSCI Microcap Index has 1300 names.  We currently estimate the total number of names within the microcap segment to be more than 4000 names.

As of October 31, 2009, the Fund’s portfolio contained the common stocks of 153 companies, 22 of which were added during the year. The Fund’s largest holdings and detailed description can be found on page 20 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at a little more than 14 times 2009 earnings and 12 times 2010 earnings.  The average stock in the portfolio is priced at 0.5 times revenue and the median market capitalization is approximately $41 million.  According to Morningstar, the Perritt Emerging Opportunities Fund has one of the lowest average market capitalizations of any mutual fund.

Assets under management in the Perritt Emerging Opportunities Fund declined from more than $100 million  in 2007 to a low of $30 million during the past fiscal year.  Primarily as a result of this decrease in assets and ongoing compliance costs that do not vary based on asset size, the Fund’s expense ratio increased from 1.87 percent in fiscal 2008 to 2.12 percent for fiscal 2009.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Dr. Gerald W.
Perritt.

Past performances does not guarantee future results.

Perritt Emerging Opportunities Fund

The Board of Directors of the Perritt Funds and Perritt Capital Management have negotiated with the Fund’s vendors to reduce expenses.  We are pleased to report that the Fund’s expenses have been significantly reduced. With the Fund’s assets currently at $64 million and assuming that this asset level is maintained, while we can’t accurately estimate the new expense ratio today, we fully expect the Fund’s expense ratio to be lower in 2010.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Opinions expressed are those of Mr. Corbett and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Michael Corbett
President

The S&P 600 Index is a broad-based unmanaged index of 600 stocks of small-sized companies.

The Dow Jones Industrial Average is a price-weighted average of 36 significant stocks traded on the New York Stock Exchange and the Nasdaq.

The MSCI® U.S. MicroCap Index targets for inclusion the bottom 1.5% of the U.S. equity market capitalization.

The Russell MicroCap® Index measures the microcap segment of the U.S. equity market.

You cannot invest directly in an index.

Perfomance* (Unaudited)	October 31, 2009

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market, the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. equity market capitalization.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended October 31, 2009
	Past 1 Year	Past 5 Years	Since Inception
Perritt Emerging Opportunities Fund	26.79%	-3.62%	-1.89%
Russell 2000® Index	6.46%	2.99%	10.63%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	21.37%	-0.12%	1.17%
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	5.06%	-12.19%	-6.73%

Average Annual Total Returns**
Periods ended October 31, 2009
	Past 1 Year	Past 5 Years	Since Inception
Perritt Emerging Opportunities Fund	26.79%	-0.73%	-0.37%
Russell 2000® Index	6.46%	0.59%	1.97%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	21.37%	-0.12%	1.17%
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	5.06%	-2.57%	-1.34%

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 27, 2004) through October 31, 2009.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The chart and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Perritt Emerging Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Monterey Gourmet Foods, Inc. (PSTA) produces and markets a range of gourmet refrigerated pastas, pasta sauces, salsas, bruschettas, dips, hummus, spreads, Sonoma Jack cheeses, tamales, and meals and meal solutions, primarily under the Monterey Gourmet Foods, Monterey Pasta, Arthur’s, CIBO Naturals, Emerald Valley Kitchen, Isabella’s Kitchen, Sonoma Cheese, and Casual Gourmet brands.

AXT, Inc. (AXTI) designs and manufactures compound and single element semiconductor substrates for wireless communications, lighting display applications, and fiber optic communications applications. The company offers semi-insulating substrates made from gallium arsenide, which are used in power amplifiers and radio frequency integrated circuits of wireless handsets; direct broadcast televisions; high-performance transistors; and satellite communications applications.

Acorn Energy, Inc. (ACFN) operates as an energy infrastructure company. It offers catalyst cleaning, rejuvenation, and regeneration technologies and services for coal-fired power plants that use selective catalytic reduction systems to reduce nitrogen oxide emissions.

Evolving Systems, Inc. (EVOL) provides software solutions and services to the wireless, wireline, and Internet protocol (IP) carrier markets. It offers Dynamic SIM Allocation solution that offers carriers a way to provide wireless services by activating and assigning resources to the wireless device when it is first used; and Tertio, a service activation solution for carriers to activate a new subscriber or to add a new service to an existing subscriber, as well as provides an operating environment to manage their voice, data, and content service needs for their IP networks.

AeroCentury Corp. (ACY) invests in used regional aircraft equipment leased to foreign and domestic regional air carriers. The company leases regional aircraft and engines, which are used by customers under triple net operating leases in Europe, the United Kingdom, the Caribbean, Central America, Asia, the United States, Africa, and South America.

Emerson Radio Corp. (MSN) engages in selling various consumer electronic and houseware products in the United States and internationally. Its products include houseware products, such as microwave ovens, mini refrigerators, toaster ovens, and coffee makers; audio products comprising digital clock radios, portable stereo systems, iPod compatible devices, shelf stereo systems, and retro products; and video products, including televisions, DVD players, multi-media systems, and video accessories.

Manitex International, Inc. (MNTX) designs and manufactures engineered lifting solutions. It offers a line of boom trucks and sign cranes for use in industrial projects, energy exploration, and infrastructure development. The company also provides rough terrain forklifts for use in commercial and military applications; special mission oriented vehicles; and other specialized carriers, heavy material handling transporters, and steel mill equipment.

Sparton Corp. (SPA) offers electronic manufacturing services worldwide. The company provides design and electronic manufacturing services, which include a range of engineering, pre-manufacturing, and post-manufacturing services on a contract basis.

Tandy Brands Accessories, Inc. (TBAC) engages in the design and marketing of men’s, women’s, and children’s accessories in North America.  The company markets its merchandise under various licensed and proprietary brand names, including Totes, Wrangler, Dockers, Dr. Martens, Amity, Rolfs, Canterbury, Prince Gardner, and Surplus, as well as under various private brands for retail customers.

CPI Aerostructures, Inc. (CVU) engages in the contract production of structural aircraft parts for the United States Air Force and other branches of the U.S. armed forces as a prime contractor or subcontractor for other defense prime contractors.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2009

Schedule of Investments Continued	October 31, 2009

Shares	COMMON STOCKS – 97.37%	Value
Aerospace & Defense - 2.62%
16,772	Astronics Corp. (a)	$139,040
109,900	CPI Aerostructures, Inc. (a)	751,716
66,000	Kratos Defense & Security Solutions (a)	718,080
470,000	OSI Geospatial, Inc. (a)	68,385
		1,677,221
Air Transport - 1.46%
45,600	AeroCentury Corp. (a)	934,800
Auto Parts & Equipment - 0.99%
100,000	SORL Auto Parts, Inc. (a)	633,000
Biotechnology - 1.47%
125,800	Bioclinica, Inc. (a)	561,068
274,400	Commonwealth Biotechnologies, Inc. (a)	137,200
209,000	Isoray, Inc. (a)	242,440
		940,708
Building Materials - 1.04%
50,000	MFRI, Inc. (a)	336,000
140,000	US Home Systems, Inc. (a)	330,400
		666,400
Business Services - 7.34%
140,000	Acorn Energy, Inc. (a)	978,600
1,600,654	BrandPartners Group, Inc. (a)	104,043
122,500	Fortune Industries, Inc. (a)	134,750
85,000	GP Strategies Corporation (a)	598,400
110,000	Innodata Isogen, Inc. (a)	712,800
785,000	Newtek Business Services, Inc. (a)	690,800
168,000	Perceptron, Inc. (a)	566,160
122,855	Questar Assessment, Inc. (a)	85,998
70,000	RCM Technologies, Inc. (a)	158,900
40,000	Rentrak Corporation (a)	614,800
11,294	Smartpros Ltd. (a)	49,694
		4,694,945
Chemical and Related Products - 1.36%
100,000	Flexible Solutions International, Inc.
	(Acquired 4/13/05, Cost $375,000) (a) (b)	120,000
120,000	Flexible Solutions International, Inc. (a)	144,000
40,000	KMG Chemicals, Inc.	492,000
244,400	TOR Minerals International, Inc. (a)	116,078
		872,078
Commercial Banks - 0.88%
151,500	Pacific Premier Bancorp (a)	563,580

Computers & Electronics - 7.51%
303,675	ADDvantage Technologies Group, Inc. (a)	713,636
260,000	American Technology Corp. (a)	426,400
279,744	Astrata Group, Inc. (a)	1,595
80,256	Astrata Group, Inc. (Acquired 4/26/08 and
	1/29/07, Cost $210,000) (a) (b)	457
91,400	Astro-Med, Inc	566,680
42,500	Concurrent Computer Corporation (a)	163,200
59,000	CyberOptics Corp. (a)	355,770
380,000	Napco Security Systems, Inc. (a)	729,600
35,000	Rimage Corporation (a)	644,000
66,006	Socket Mobile, Inc. (a)	205,279
56,000	Spectrum Controls, Inc. (a)	473,200
62,800	Williams Controls, Inc. (a)	525,008
		4,804,825

Consumer Products - Distributing - 1.32%
424,800	China 3C Group (a)	255,220
171,000	KSW, Inc.	588,240
		843,460
Consumer Products - Manufacturing - 5.80%
515,000	Charles & Colvard Ltd. (a)	272,950
660,500	Emerson Radio Corp. (a)	885,070
64,000	Flexsteel Industries, Inc.	516,480
301,000	Hauppauge Digital, Inc. (a)	240,800
140,000	International Absorbents, Inc. (a)	544,600
90,967	Motorcar Parts of America, Inc. (a)	482,125
195,100	Tandy Brands Accessories, Inc.	770,645
		3,712,670
Electronic Equipment & Instruments - 5.27%
184,929	Allied Motion Technologies, Inc. (a)	416,090
37,000	Espey Manufacturing & Electronics Corp	717,800
46,900	Frequency Electronics, Inc. (a)	206,360
373,700	Iteris, Inc. (a)	530,654
354,000	Magnetek, Inc. (a)	442,500
48,000	O.I. Corporation	344,400
68,110	Schmitt Industries, Inc. (a)	244,856
209,600	Universal Power Group, Inc. (a)	469,504
		3,372,164
Energy & Related Services - 1.12%
131,046	China Solar & Clean Energy Solutions, Inc. (a)..	52,418
58,000	Mitcham Industries, Inc. (a)	420,500
56,385	TGC Industries, Inc. (a)	245,275
		718,193
Environmental Services - 3.18%
36,400	Metalico, Inc. (a)	147,056
553,000	PDG Environmental, Inc. (a)	49,770
320,000	Perma-fix Environmental Services (a)	755,200
573,000	TurboSonic Technologies, Inc. (a)	658,950
110,000	Versar, Inc. (a)	422,400
		2,033,376
Financial Services - 1.85%
73,500	B of I Holding, Inc. (a)	612,990
88,500	Hennessy Advisors, Inc.	247,800
22,000	Virtus Investment Partners, Inc. (a)	322,520
		1,183,310
Food - 4.81%
322,000	Armanino Foods Distinction, Inc.	148,120
53,887	G. Willi Food International Ltd. (a)	264,046
50,000	John B. Sanfilippo & Son, Inc. (a)	686,000
396,000	Monterey Gourmet Foods, Inc. (a)	1,061,280
1,408,500	New Dragon Asia Corp. (a)	169,020
75,000	Overhill Farms, Inc. (a)	409,500
92,000	Willamette Valley Vineyard, Inc. (a)	340,400
		3,078,366
Insurance - 0.35%
91,400	CRM Holdings Ltd. (a)	86,830
1,000,000	Penn Treaty American Corp.	140,000
		226,830

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Leisure - 2.45%
180,522	Century Casinos, Inc. (a)	518,098
211,000	Cybex International, Inc. (a)	289,070
187,000	Envoy Capital Group, Inc. (a)	226,270
177,000	Full House Resorts, Inc. (a)	424,800
2,700,000	IA Global, Inc. (a)	108,000
		1,566,238
Medical Supplies & Services - 12.37%
1,032,500	AdvanSource Biomaterials Corporation (a)	278,775
100,811	Allied Healthcare International, Inc. (a)	268,157
97,500	Allied Healthcare Products, Inc. (a)	533,325
578,000	American Bio Medica Corp. (a)	63,580
58,000	American Medical Alert Corporation (a)	333,500
43,700	Birner Dental Management Services, Inc.	633,650
152,100	Carriage Services, Inc. (a)	577,980
50,500	Flamel Technologies SA - ADR (a)	454,500
81,500	Health Fitness Corp. (a)	487,370
500,000	HearUSA, Inc. (a)	700,000
799,200	Hooper Holmes, Inc. (a)	599,400
150,000	iCAD, Inc. (a)	262,500
126,203	IRIDEX Corporation (a)	258,716
165,000	NovaMed, Inc.(a)	664,950
665,000	Ophthalmic Imaging Systems, Inc. (a)	392,350
385,000	PHC, Inc. (a)	392,700
19,900	Rockwell Medical Technologies, Inc. (a)	134,325
30,000	Transcend Services, Inc. (a)	547,500
71,000	Zareba Systems, Inc. (a)	332,990
		7,916,268
Minerals & Resources - 1.09%
1,005,000	Golden Odyssey Mining, Inc. (a)	144,611
220,000	Vista Gold Corp. (a)	556,600
		701,211
Motion Pictures - 1.03%
193,300	Ballantyne Strong, Inc. (a)	657,220

Oil & Gas - 4.65%
325,000	Boots & Coots International
	Well Control, Inc. (a)	451,750
75,000	CE Franklin Ltd. (a)	450,000
300,000	Far East Energy Corp. (Acquired
	12/31/04, and 10/31/05, Cost $275,000)(a)(b)	138,000
149,479	Far East Energy Corp.	68,760
275,000	Gasco Energy, Inc. (a)	165,000
100,000	Hallador Petroleum Co. (a)	660,000
315,000	Magellan Petroleum Corp. (a)	456,750
337,500	Magnum Hunter Resources Corp. (a)	583,875
		2,974,135
Retail - 2.88%
91,000	GTSI Corp. (a)	677,950
108,195	Hastings Entertainment, Inc. (a)	464,157
129,000	Man Sang International B.V.I. Ltd. (a)	309,600
38,000	Sport Supply Group, Inc.	392,160
		1,843,867
Road & Rail - 1.14%
145,000	Covenant Transportation
	Group, Inc.- Class A (a)	730,800

Semiconductor Related Products - 6.31%
395,000	8x8, Inc. (a)	466,100
440,000	AXT, Inc. (a)	1,016,400
199,300	California Micro Devices Corp. (a)	595,907
258,900	FSI International, Inc. (a)	300,324
150,000	Ramtron International Corp (a)	253,500
185,600	Sparton Corporation (a)	770,240
145,000	White Electronic Designs Corp. (a)	636,550
		4,039,021
Software - 6.84%
100,275	American Software, Inc. - Class A	651,788
290,231	ARI Network Services, Inc. (a)	275,719
198,256	BSQUARE Corp. (a)	459,954
28,107	Clicksoftware Technologies Ltd. (a)	145,032
104,096	Cryptologic Limited (a)	409,097
431,740	CTI Group Holdings, Inc.. (a)	42,095
151,475	Evolving Systems, Inc. (a)	961,866
500,000	Global Med Technologies, Inc. (a)	420,000
322,800	Network Engines, Inc. (a)	351,852
840,000	Stockhouse, Inc. (a)	40,740
33,527	Versant Corp. (a)	618,238
		4,376,381
Specialty Manufacturing - 7.54%
21,712	Alamo Group, Inc.	297,454
235,000	Baldwin Technology Co., Inc. - Class A (a)	418,300
112,000	Core Molding Technologies, Inc. (a)	314,720
180,000	Digital Ally, Inc. (a)	376,200
192,307	Electric & Gas Technology, Inc. (a)	1,606
25,500	Friedman Industries, Inc.	147,135
13,000	Hurco Companies, Inc. (a)	206,700
20,000	LMI Aerospace, Inc. (a)	215,400
412,020	Manitek International, Inc. (a)	832,280
34,800	Nobility Homes, Inc.	339,300
113,042	North American Galvanizing & Coating, Inc. (a) ..	567,471
90,000	Northern Technologies International Corp. (a) ..	697,500
246,500	RF Monolithics, Inc. (a)	167,620
16,000	Universal Stainless & Alloy Products, Inc. (a)	241,440
		4,823,126
Telecommunications - 2.24%
22,005	City Telecomm Hong Kong Ltd. - ADR	148,534
55,000	Globecomm Systems, Inc. (a)	371,800
35,500	Micronetics, Inc. (a)	129,220
100,000	RELM Wireless Corporation (a)	277,000
311,000	The Management Network Group, Inc. (a)	171,050
136,502	Xeta Technologies, Inc. (a)	337,842
		1,435,446
Transportation - 0.47%
225,000	Freeseas, Inc. (a)	301,500

TOTAL COMMON STOCKS (Cost $87,796,366)		$62,321,139

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2009

		Fair
Contracts	WARRANTS - 0.00%	Value
60,000	Astrata Warrants,
	Expiration: 04/15/2010, Exercise Price $3.50(c)	$0
	TOTAL WARRANTS (Cost $0)	$0

Principal		Fair
Amount	FIXED INCOME SECURITIES - 0.39%	Value
	Real Estate Investment Trusts - 0.39%
$ 250,000	Monmouth Capital Corporation,
	8.00%, 03/30/2015 (b)(c)
	(Acquired 3/30/05, Cost $250,000)	$250,000

	TOTAL FIXED INCOME SECURITIES
	(Cost $250,000)	$250,000

Shares	SHORT TERM INVESTMENTS - 3.09%	Value
1,978,111	Fidelity Institutional Money Market Fund
	0.20%	$1,978,111

	TOTAL SHORT TERM INVESTMENTS
	(Cost $1,978,111)	$1,978,111

	Total Investments
	(Cost $90,024,477) - 100.86%	$64,549,250
	Liabilities in Excess of Other Assets
	- (0.86)%	$(547,399)
	TOTAL NET ASSETS - 100.00%	$64,001,851

Percentages are stated as a percent of net assets
ADR American Depository Receipt
(a)  Non income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  See Note Five of the Notes to Financial Statements.
(c) The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. These securities represent $250,000 a 0.39% of the Fund’s net assets.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Statement of Operations

For the Year Ended October 31, 2009
Investment Income:
Dividend income (Net of foreign tax witheld of $575)	$401,846
Interest income	28,713
Total investment income	430,559
Expenses:
Investment advisory fee	554,040
Shareholder servicing	126,229
Federal & state registration fees	37,204
Directors’ fees & expenses	46,641
Fund accounting expenses	38,877
Legal fees	19,202
Payroll expense **	30,002
Printing & mailing expenses	29,487
Audit fees	19,572
Custodian fees	10,800
Administration fee	20,129
Other expense	5,017
Total expenses	937,200

Net investment loss	(506,641)
Realized and Unrealized Gain(Loss) on Investments:
Realized loss on investments	(8,259,264)
Change in unrealized appreciation on investments	21,521,867
Net realized and unrealized gain on investments	13,262,603
Net Increase in Net Assets Resulting from Operations	$12,755,962

** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period
			For the Years Ended October 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$6.42		$16.45		$14.35		$11.93		$10.17
Income (loss) from investment operations:
Net investment loss	(0.07	) 1	(0.16	) 1	(0.06	) 1	(0.08	) 1	(0.15	) 1
Net realized and unrealized gain (loss) on investments	1.79		(8.28)		2.90		2.73		1.92
Total from investment operations	1.72		(8.44)		2.84		2.65		1.77
Less dividends and distributions:
Distributions from net realized gains	-		(1.59)		(0.76)		(0.24)		(0.01)
Total dividend and distributions	-		(1.59)		(0.76)		(0.24)		(0.01)
Redemption fees	-	1,3	-	1,3	0.02	1	0.01	1	-	1,3
Net asset value, end of period	$8.14		$6.42		$16.45		$14.35		$11.93
Total return2	26.79%		(56.37%)		21.13%		22.65%		17.26%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$64,002		$40,794		$119,323		$78,822		$32,348
Ratio of net expenses to average net assets:	2.11%		1.87%		1.59%		1.67%		2.22%
Ratio of net investment loss to average net assets:	(1.14%)		(1.42%)		(0.41%)		(0.55%)		(1.30%)
Portfolio turnover rate	19.7%		13.2%		34.4%		26.7%		64.4%

1	Net Investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
2	Total return reflects reinvestment dividends but does not reflect the impact of taxes.
3	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment loss	$(506,641)	$(1,193,782)
Net realized loss on investments	(8,259,264)	(2,623,272)
Net increase (decrease) in unrealized appreciation on investments	21,521,867	(57,168,223)
Net increase (decrease) in net assets resulting from operations	12,755,962	(60,985,277)
Dividends and Distributions to Shareholders:
Net realized gains	-	(11,485,899)
Total dividends and distributions	-	(11,485,899)
Capital Share Transactions:
Proceeds from shares issued
(3,805,676 and 2,776,431 shares, respectively)	24,424,690	32,680,255
Cost of shares redeemed
(2,296,329 and 4,452,231 shares, respectively)	(13,985,161)	(49,218,388)
Reinvestment of distributions
(0 and 775,241 shares, respectively)	-	10,446,547
Redemption fees	12,442	33,199
Net increase (decrease) in net assets from capital share transactions	10,451,971	(6,058,387)
Total Increase (Decrease) in Net Assets	23,207,933	(78,529,562)
Net Assets
Beginning of the Period	40,793,918	119,323,480
End of the Period (including undistributed accumulated net investment
loss of $0 and $1,193,782, respectively)	$64,001,851	$40,793,918

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

October 31, 2009
Assets:
Investments at fair value (cost $90,024,477)	$64,549,250
Dividends and interest receivable	10,825
Receivable for fund shares issued	740,481
Prepaid expenses	14,929
Total Assets	65,315,485
Liabilities:
Payable for fund shares redeemed	108,658
Payable for investments purchased	1,067,138
Payable to Advisor	69,476
Accrued expenses and other liabilities	68,362
Total Liabilities	1,313,634
Net Assets	$64,001,851
Net Assets Consist of:
Capital stock	$100,359,614
Accumulated undistributed net realized loss on investments sold	(10,882,536)
Net unrealized depreciation on investments	(25,475,227)
Total Net Assets	$64,001,851
Capital shares issued and outstanding, $0.0001 par value, 1,000,000 shares authorized	7,861,617
Net asset value per share.	$8.14

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

October 31, 2009

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s investment advisor under procedures established by and under the supervision of the Board of Directors of the Fund.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the report ing period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through December 18, 2009, the date the financial statements were issued.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its net investment loss for the year ended October 31, 2009 by increasing accumulated net investment income and accumulated net realized losses by $1,700,424 and $49,393, respectively and decreasing capital stock by $1,749,817.

g.
As of and during the year ended October 31, 2009, theFund did not have a liability for any unrecognized tax  benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2005.

2.	Security Valuation
Financial Accounting Standards Board (“FASB”) accounting standards codification “Fair Value Measurements and Disclosures “ Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

●  Level 1 - Quoted prices in active markets for identical securities.
●  Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
●  Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer
Discretionary	$ 9,572,971	-	-	$ 9,572,971
Consumer Staples	3,622,966	-	-	3,622,966
Energy	3,501,910	138,000	-	3,639,910
Financial	1,973,720	-	-	1,973,720
Health Care	7,946,006	-	-	7,946,006
Industrials	13,130,637	-	-	13,130,637
Information
Technology	18,399,911	457	-	18,400,368
Materials	2,854,084	120,000	-	2,974,084
Telecomm Services	1,060,477	-	-	1,060,477
Total Common Stocks	62,062,682	258,457	-	62,231,139
Fixed Income
Real Estate
Investment Trust	-	-	250,000	250,000
Total Fixed Income	-	-	250,000	250,000
Cash and Cash
Equivalents	1,978,111	-	-	1,978,111
Total Investments
in Securities	$64,040,793	$258,457	$250,000	$64,549,250

Below is a reconciliation that details the activity of the security in Level 3 since the adoption of the pronouncement on November 1, 2008 to October 31, 2009:

Beginning Balance - November 1, 2008	$250,000
Net purchase/(sales)	-
Transfer in/(out) of level 3	-
Total realized and unrealized gains/(losses)	-
Accrued accretion/(amortization)	-
Ending Balance - October 31, 2009	$250,000

Perritt Emerging Opportunities Fund

Notes to Financial Statements

3.	Investment Advisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of this agreement, the Fund pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At October 31, 2009, the Fund had fees due to PCM of $69,476.  For the  year ended October 31, 2009, the Fund incurred advisory fees of $554,040 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

4.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2009 were as follows:

		Purchases				Sales
U.S. Government			Other	U.S. Government			Other
$	_		$15,378,422	$	_		$8,324,659

5.	Federal Income Tax Matters

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$90,025,170
Gross tax unrealized appreciation	$8,024,023
Gross tax unrealized depreciation	(33,499,943)
Net tax unrealized depreciation
on investment	(25,475,920)
Distributable ordinary income	-
Distributable long-term capital gains	-
Total distributable earnings	-
Other accumulated losses	(10,881,884)
Total accumulated losses	(36,357,804)

The difference between book and tax basis distributable earnings are primarily related to the deferral of losses on wash sales.

The tax composition of distributions paid during the years ended October 31, 2009 and 2008 were as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$-	$5,207,468
Long Term Capital Gain	-	6,278,431

As of October 31, 2009, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2016	$2,623,272
October 31, 2017	8,258,612

6.	Restricted Securities
The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of unregistered securities.  At October 31, 2009, the Fund held restricted securities with an aggregate market value of $508,457 or 0.79% of Net Assets.

7.	Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

8.	Line of Credit Arrangement
The Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2009, under which the Fund may borrow up to the lessor of $1,500,000, 5% of the net assets of the Fund, 5% of the market value of the assets, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2008 to October 31, 2009, the Fund had average borrowings of $182,533 and the weighted average interest rate on the line of credit borrowings was 3.72%. At October 31, 2009, the Fund had no outstanding borrowings on the line of credit.

9.	Redemption Fee
The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

10.	Emerging Markets Risk
Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of Perritt Emerging Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Perritt Emerging Opportunities Fund (the “Fund”), a series of Perritt Funds, Inc., as of October 31, 2009, and the related statement of operations, changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights and financial statements for the periods indicated prior to October 31, 2009, were audited by other auditors, who expressed unqualified opinions on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Emerging Opportunities Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 18, 2009

Perritt Emerging Opportunities Fund

Expense Example (Unaudited)

October 31, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/09	10/31/09	5/1/09 – 10/31/091

Actual	$1,000.00	$1,356.70	$ 10.75
Hypothetical (5% return before expenses)	1,000.00	1,016.08	9.20

1 Expenses are equal to the Fund’s expense ratio of 1.81% for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Directors and Officers (Unaudited)

Perritt
MicroCap
Opportunities
Fund
&
Perritt
Emerging
Opportunities
Fund

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the  interests of shareholders. The majority of the Funds’ directors are independent of Perritt  Capital Management, Inc. The inside director is an officer of Perritt Capital Management.  The Board of Directors elects the Funds’ officers. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Independent Directors

Dianne C. Click, 47
MicroCap - Indefinite Term - 14 years of service
Emerging - Indefinite Term - 5 years of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has owned her own real estate sales company, Bozeman Broker Group, since April 2004. She has been licensed in the state of
Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.

David S. Maglich, 52
MicroCap - Indefinite Term - 21 years of service
Emerging - Indefinite Term - 5 years of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

Inside Director

Gerald W. Perritt, 67
MicroCap - Indefinite Term - 22 years of service
Emerging - Indefinite Term - 5 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities
Fund since August 2004. Prior thereto he served as President of the MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.

Officers

Michael J. Corbett, 44
MicroCap - Indefinite Term - 18 years of service
Emerging - Indefinite Term - 5 years of service
Mr. Corbett has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since August 2004.

Gerald W. Perritt, 67
MicroCap - Indefinite Term - 22 years of service
Emerging - Indefinite Term - 5 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities
Fund since August 2004.

Robert A. Laatz, 65
MicroCap - Indefinite Term - 12 years of service
Emerging - Indefinite Term - 5 years of service
Mr. Laatz serves as Chief Compliance Officer for both funds since September 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, Secretary since
November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.

Samuel J. Schulz, 67
MicroCap - Indefinite Term - 4 years of service
Emerging - Indefinite Term - 4 years of service
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

MicroCap
Opportunities
Fund

Emerging
Opportunities
Fund

The Funds file their complete schedule of portfolio holdings  with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-332-3133.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commis-sion’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, OH 44145-1524

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account,
call our Shareholder Service Center at 1-800-332-3133

The Funds’ Statements of Additional Information contain
information about the Funds’ directors and are available
without charge upon request by calling 1-800-332-3133.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen Fund Audit Services, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  During the fiscal year ended October 31, 2008, McGladrey & Pullen, LLP performed audit services, audit-related services, and tax services for the registrant.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2009	FYE 10/31/2008
Audit Fees	$13,000	$46,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$3,000
All Other Fees	$0	$0

The percentage of fees billed by Cohen Fund Audit Services, Ltd. and McGladrey & Pullen, LLP for the fiscal years ended October 31, 2009 and October 31, 2008, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2009	FYE 10/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2009	FYE 10/31/2008
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt MicroCap Opportunities Fund, Inc.

By (Signature and Title)*   /s/Michael J. Corbett
Michael J. Corbett, President

Date            1/5/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Michael J. Corbett
Michael J. Corbett, President

Date            1/5/10

By (Signature and Title)*   /s/ Samuel J. Schulz
 Samuel J. Schulz, Treasurer

Date            1/5/10

* Print the name and title of each signing officer under his or her signature.